                            SOFTWARE ESCROW AGREEMENT

1  INTRODUCTION

     1.1  This is a Source Code Escrow Agreement under which VSUS Technologies,
          Inc., a Delaware corporation ("Licensor") is depositing source code to be held in escrow by an Escrow agent reasonably satisfactory to both parties acting in good faith ("Escrow Agent"), and under which the source code will be released to ViVaVu Systems, Ltd., an Israeli corporation ("Licensee") founded by Mr. Amiram Ofir, a resident of
          Israel ("Amiram") or returned to Licensor, only upon the occurrence of certain conditions specified herein. Licensor and Licensee agree that this Agreement is supplementary to the Software License Agreement (the
          "License Agreement") between them entered into simultaneously herewith, and that as such the Licensee should enjoy, in the event of any bankruptcy of the Licensor, the full benefit of Section 365(n) of
          Title 11, United States Code (the "Bankruptcy Code"). The parties are entering into this agreement, and have entered into the License
          Agreement, in reliance upon said statutory provision.

2  DEPOSIT IN ESCROW

     2.1  Within ten (10) Israeli Business Days (defined below) after execution of this Agreement, Licensee (because it happens to be in current possession of the source code belonging to Licensor) shall deliver to
          Escrow Agent in a sealed package a copy of the complete current version of the Source Code for the Programs, in machine readable form, as described more fully in Exhibit A and collectively referred to hereinafter as the "Source Material," along with such documentation as
          Licensor and Licensee happen to possess. Licensee shall certify the completeness and accuracy of the Source Material in a cover letter sent to Escrow Agent, with a copy to Licensor. Within five (5) days after receipt of the Source Material (or such longer time as Escrow
          Agent's standard terms may stipulate), Escrow Agent shall notify
          Licensor of receipt. As used herein, "Israeli Business Days" are
          Sunday through Thursday, except the entire Jewish holidays of Passover and Sukkot, in both cases as observed in Israel.

     2.2  Licensee, and not Licensor, shall have sole access to the Source
          Material in escrow for so long as this escrow remains in place.
          Licensee is required, pursuant to a Development Services Agreement between Licensee and Licensor of even date herewith (the "Development
          Services Agreement"), to provide certain software development services to Licensor, which may improve or amend the Source Material. For each such improvement or amendment, Licensee shall deliver each revision of the Source Material to Escrow Agent within thirty (30) days of the date when the corresponding revision of the finalization of such improvement or amendment. Delivery to the Escrow Agent shall be made together with a description of the contents of the deposit and with
          Licensee's certification of the completeness and accuracy of description of each deposit. At such time as any revisions to the
          Source Material are deposited, Escrow Agent shall give written notice of such deposits

          to Licensor, including a photocopy of Licensee's description of the deposit and Licensee's certification of the completeness and accuracy of the description of the deposit. As used herein, the term "Source
          Material" shall include all versions deposited.

     2.3  Escrow Agent shall hold the Source Material in an appropriate, secure facility and shall release the same only upon the terms and conditions provided in this Agreement. The Licensor and Licensee both agree that the standard terms and conditions of the Escrow Agent, to the extent not inconsistent with the terms and conditions set forth in this agreement, shall be binding upon both of them.

3  RELEASE FROM ESCROW

     3.1  Delivery by Escrow Agent to Licensee. The Source Material shall be released and delivered to Licensee, thus ending the escrow hereunder, only in the event that one of the following (a "Licensor Default")
          occurs:

          (a)  Licensor directs Escrow Agent in writing to make delivery to
               Licensee at a specific address, and the notification is
               accompanied by a certified or cashier's check payable to Escrow
               Agent in an amount equal to any amounts outstanding and due to
               Escrow Agent under this Agreement; or

          (b)  Licensor shall have failed to pay the fees of Escrow Agent when due, subject to the provisions of Section 3.5 hereto; or

          (c)  A Bankruptcy Event occurs with respect to Licensor, or Escrow
               Agent receives from Licensee written notification alleging in good faith that such a Bankruptcy Event has occurred.

               As used herein, the term "Bankruptcy Event" shall mean that a party has filed for protection under the bankruptcy laws of any jurisdiction, or is involuntarily subjected to such laws or otherwise has been adjudicated a bankrupt, or makes an assignment for the benefit of creditors, or voluntarily or involuntarily becomes the subject of any similar laws, or has a trustee or receiver appointed for its business or property and either acquiesces in same or fails to remove such trustee or receiver within ninety (90) days, or has substantially ceased business operations.

     3.2  Delivery By Escrow Agent to Licensor. Escrow Agent shall release and deliver the Source Material to Licensor only upon the occurrence of any of the following conditions:

          (a)  Licensee directs Escrow Agent in writing to make delivery to
               Licensor at a specific address, and the notification is
               accompanied by a certified or cashier's check payable to Escrow
               Agent in an amount

               equal to any amounts outstanding and due to Escrow Agent under this Agreement; or

          (b)  Licensee shall have materially defaulted under the terms of the
               Development Services Agreement between Licensor and Licensee dated January 26, 2005, and shall have failed to cure such default within fifteen (15) Israeli Business Days after notice of such default (specifying in detail the nature thereof and
               describing then specific instances); provided, however, that a failure to adequately provide Customer Support Services (as therein defined) shall not be deemed a default thereof so long as
               Licensee has exercised reasonable efforts in good faith to comply therewith; or

          (c)  A Bankruptcy Event (as defined in Section 3.1(c) hereof)occurs with respect to Licensee (unless the Original IP, as defined in the License Agreement, has been assigned to Amiram or a permitted assignee of his pursuant thereto, in which case the Bankruptcy
               Event would have to occur, for purposes of this clause, with respect to Amiram or such assignee), or Escrow Agent receives from Licensor written notification alleging in good faith that such a Bankruptcy Event has occurred.

     3.3  Procedure upon Default.

          (a)  Upon a Licensor's Default or Licensee's Default, Escrow Agent
               shall release the Source Material to the non-defaulting party after receipt of the following, and after compliance with the additional requirements of Subsection 3.3(b) and Section 3.4 hereto):

               (i)  Notice from the non-defaulting party as to the occurrence and nature of the default;

               (ii) Evidence satisfactory to Escrow Agent that the
                    non-defaulting party has previously notified the defaulting party of such default in writing;

               (iii) A written demand that the Source Material be released and delivered to the non-defaulting party;

               (iv) Specific instructions from the non-defaulting party on where and how to make delivery; and

               (v)  A certified or cashier's check payable to Escrow Agent equal to any amounts outstanding and due to Escrow Agent under
                    this Agreement.

          (b)  In the event that the provisions of paragraphs 3.1 or 3.2 are met, Escrow Agent shall, within five (5) days of receipt of all of the items

               specified in paragraph 3.3(a), send to the allegedly defaulting party notice that the non-defaulting party has demanded release of the Source Material and shall include a photocopy of the items specified in paragraph 3.3(a). The allegedly defaulting party shall have thirty (30) days from the date of such notice by
               Escrow Agent to make written notice of any objection to the release of the Source Material. The allegedly defaulting party shall send a copy of any such objection promptly to the
               non-defaulting party.

               In the event that the allegedly defaulting party sends such notice of objection to Escrow Agent within the thirty (30) day period, the matter shall be submitted to, and settled by
               arbitration. Three (3) arbitrators shall be chosen by the
               American Arbitration Association office located in Jerusalem,
               Israel (or, if there then is none within Jerusalem, then the nearest city within Israel or, if there is none, then the
               American Arbitration Association office in London, England), in accordance with the rules of the American Arbitration
               Association's Centre for Dispute Resolution. The arbitrators shall apply New York law but the arbitration shall take place in
               Jerusalem, Israel, whether or not any American Arbitration
               Association office is located there. The parties shall request that, if feasible, the AAA appoint one arbitrator to the panel of three arbitrators who shall possess knowledge of the computer software industry; however the arbitration shall proceed even if such a person is unavailable.

               The decision of the arbitrators shall be binding and conclusive on all parties involved. Judgment on the arbitrator's decision may be entered in any forum, federal or state, having
               jurisdiction. All costs of the arbitration, including reasonable attorneys' fees and costs incurred by the prevailing party and
               Escrow Agent shall be paid by the non- prevailing party.

     3.4  If, within thirty (30) days after mailing or sending the items specified in paragraph 3.3(a) to the allegedly defaulting party,
          Escrow Agent has not received written notice of objection to the release of the Source Material, then Escrow Agent shall release the
          Source Material to the non-defaulting party in accordance with the delivery instructions referred to in paragraph 3.3(a)(iv).

     3.5  Non-Payment. It shall be the responsibility of Licensor, not Licensee, to pay all fees and expenses of Escrow Agent hereunder. Nevertheless,
          Escrow Agent shall give notice to both Licensee and Licensor of the non-payment of any fee due and payable hereunder. Upon prompt payment after such notice by Licensor of the unpaid fee, this Agreement shall continue in force and effect. Otherwise, the provisions of Section
          3.1(b) shall apply.

4  OWNERSHIP OF SOURCE MATERIAL

     4.1  Absent release and delivery of the Source Material to Licensee, ownership of the source code itself and any accompanying documentation
          (together with all copyrights and proprietary rights therein) shall remain with Licensor.

     4.2  Upon release and delivery of the Source Material to Licensee, Licensee shall have the right to possession of the Source Material, and
          Licensee shall be licensed to use, maintain, modify and update the
          Source Material as are reasonably required to receive all benefits that are due to Licensee under the terms of the License Agreement. Any source code or object code resulting from Licensee's modification, modification, or updating of the Source Material shall be Licensee's property. However, nothing herein shall discharge Licensor or Licensee from the obligations of the License Agreement and Software Services
          Agreement, which shall remain in full force and effect notwithstanding any termination of the escrow hereunder.

5  FEES AND TERM

     5.1  Escrow Agent shall be entitled to the fees described in Exhibit B, which shall be paid solely by Licensor.

     5.2  Escrow Agent shall issue an invoice for its initial fee to Licensor which shall be due at the time of the execution of this Agreement, and shall issue additional invoices to Licensor from time to time as additional fees become due. Payment is due within twenty (20) days of invoice date.

     5.3  The term of this Agreement shall be perpetual unless terminated by a written instrument signed by both Licensee and Licensor or by the release of the Source Material as provided hereby.

     5.4  Upon notice from Escrow Agent that it no longer desires to serve hereunder, or by mutual decision of the Licensee and Licensor
          (evidenced by a written instrument signed by both of them), a substitute Escrow Agent shall be appointed, and the Escrow Agent agrees to convey the Source Material, and any relevant records and files, to such successor Escrow Agent. The successor Escrow Agent shall agree in writing to the terms hereof prior to assuming such office.

     5.5  This Agreement shall terminate upon the deliver of the Source Material to any party, provide however that all fees due to Escrow Agent shall remain due and owning notwithstanding the termination of this
          Agreement. No fee shall become refundable or be discharged on account of such termination.

6  BANKRUPTCY

     6.1  Licensor acknowledges that if Licensor or its trustee in bankruptcy rejects the License Agreement or this Agreement under the provisions of the Bankruptcy Code, Licensee may elect to retain its rights under the License Agreement and this Agreement as provided in Section 365(n)
          of the Bankruptcy Code. Neither

          Licensor nor such trustee in bankruptcy shall interfere with the rights of Licensee as provided in the License Agreement and this
          Agreement, including the right to obtain the Source Material from
          Escrow Agent.

7  LIABILITY

     7.1  Except for actual fraud, gross negligence or intentional misconduct,
          Escrow Agent shall not be liable to Licensor, Licensee or to any other party for any act, or failure to act. Any liability of Escrow Agent under this Agreement, regardless of cause, shall be limited to the actual cost of new blank magnetic media or blank documentation of the same type and quality of any lost or destroyed source code copy.
          Escrow Agent will not be liable for special, indirect, incidental or consequential damages.

8  INDEMNITY

     8.1  Licensor and Licensee shall indemnify and hold harmless Escrow Agent and each of its directors, officers, and stockholders from any and all claims, damages, suits, liabilities, obligations, costs, fees, and any other expenses whatsoever, including legal fees, that may be incurred by Escrow Agent or any of its directors, officers, or stockholders relating to the duties or performance of Escrow Agent under this
          Agreement, except as otherwise provided in paragraph 7.1.

9  DISPUTES

     9.1  In the event of any dispute between Licensor and Licensee or any other party claiming rights under this Agreement, Escrow Agent may submit the matter to any court of competent jurisdiction in an interpleader or similar action. However, Escrow Agent shall not be obligated to bring such a proceeding. Licensor and Licensee shall indemnify and hold harmless Escrow Agent harmless from all costs and fees incurred in such a proceeding, including legal fees.

     9.2  If Escrow Agent shall be uncertain as to its duties or rights hereunder, Escrow Agent may, without incurring any liability, refrain from taking any action until it receives direction in writing in the form of the order, decree, or judgment of a court of competent jurisdiction; but Escrow Agent shall be under no duty to institute or defend any such proceeding.

10  VERIFICATION

     10.1 Upon receipt of a written request from Licensor and payment by the
          Licensor of the applicable fee, Escrow Agent shall inspect the Source
          Material to verify its contents, completeness and accuracy, and shall send its written Technical Verification Report to Licensor. Upon request from Licensee, Escrow Agent will send Licensee a copy of its written Technical Verification Report.

     10.2 Licensee shall cooperate with Escrow Agent by making available promptly facilities, computer systems, object code, technical and support personnel and all other materials and assistance as Escrow
          Agent may reasonably request for the purpose of verification.

11  SOURCE MATERIAL

     11.1 Except as otherwise provided in this Agreement, Escrow Agent shall have no responsibility with respect to the accuracy or completeness of the Source Material or any revisions thereto.

12  NOTICES

     12.1 All notices required or permitted by this Agreement shall be in writing and sent by registered or certified mail, return receipt requested, or by any form of express delivery that generates a receipt. Notices and other communication hereunder shall be deemed given three (3) days after having been postmarked by registered or certified mail (unless earlier received), or otherwise upon actual receipt. The following addresses shall be used for notice:

          (a)  If to Licensor: VSUS Technologies Incorporated
                               c/o Great Court Capital
                               444 Madison Avenue, 24th floor
                               New York, NY 10022

          (b)  If to Licensee: ViVaVu Systems, Ltd.
                               P.O. Box 39001
                               Givat-Ram, Jerusalem 91390
                               Israel
                               Attn: Mr. Amiram Ofir

          (c)  If to Escrow Agent: [to the address set forth immediately after its signature at the end of this agreement]

13  MISCELLANEOUS

     13.1 This Agreement contains the entire understanding of the parties with respect to the subject matter hereof, and supersedes any and all written and oral agreements and understandings with respect to the subject matter hereof. This Agreement shall not be construed as creating an agency, partnership, franchise, joint venture or other relationship between the parties other than one of independent contractors. Neither party has the right to bind the other, to act as agent for or with the other, or to conduct business in the other's name or for the other's account. Neither party shall contract obligations in the name of, or on behalf of, the other, nor make any representation, guaranty or warranty with respect to the other's personnel or services except as authorized in writing by such other party in advance. This agreement shall

          be binding upon the parties and their respective successors and assigns, but any such assignment shall not relieve a party hereto from responsibility hereunder.

     13.2 This Agreement shall be modified or amended only by means of a written agreement executed by both parties. No waiver of any part of this
          Agreement shall be effective unless made in writing and signed by the waiving party. No waiver of any breach of this Agreement shall constitute a waiver of any subsequent breach of the same or any other provision of this Agreement.

     13.3 The parties recognize and acknowledge that they would not have any adequate remedy at law in the event of a breach of this Agreement, and a party may suffer irreparable damage and injury and/or damages which would be practically impossible to ascertain, and accordingly the parties hereby agrees that, in the event of a breach hereof, the other party, in addition to any other available rights and remedies, shall be entitled to equitable relief with respect thereto.

     13.4 In the event any provision of this Agreement shall be held invalid or unenforceable, such provision shall be deemed modified in time, geography, scope or otherwise, but only to the extent necessary to make it enforceable. To effect such modification, the said provision shall be deemed supplemented and/or rewritten (or deleted if such provision is incapable of such addition and/or rewriting), whichever shall most fully preserve the intentions of the parties as originally expressed herein.

     13.5 This agreement shall be governed by the law of the State of New York but, in deference to the likely location of evidence and the convenience of witnesses, any disputes or claims hereunder shall be resolved exclusively by the courts of the State of Israel, and the parties hereby submit to the jurisdiction of said forum.

     13.6 Paragraph headings herein are for convenience only and shall not be considered in the interpretation of this Agreement.

     13.7 This agreement was thoroughly negotiated by competent counsel for both parties to their respective satisfaction. Therefore, the parties agree that, in the interpretation hereof, no weight or consideration should be given with respect to which party's attorneys prepared the initial draft hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives this 26th day of January,
2005.

Licensor:         VSUS TECHNOLOGIES, INC.

By:                /s/ Eli Kissos
                  ------------------------------
                  Eli Kissos, President

Licensee:         ViVaVu SYSTEMS, LTD.

             By:   /s/ Amiram Ofir
                  ------------------------------
                  Amiram Ofir, President

Escrow Agent:     ------------------------------

By:               ------------------------------

Address:          ------------------------------

Name  and Title:  ------------------------------

                                    EXHIBIT A

Licensor Name: VSUS Technologies Incorporated
               ------------------------------

Licensee Name: ViVaVu Systems, Ltd.
               --------------------

 Product Name: SAFe-mail System
               -----------------

Version No.: 2.0.20
             ----------------------------------------------

Date of Deposit:
                 -----------------

Description of Materials Deposited:

1 CD-ROM containing all the source code of the SAFe-mail System
---------------------------------------------------------------

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